Exhibit 3.1.18

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                        PENNSYLVANIA DEPARTMENT OF STATE
                               CORPORATION BUREAU
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              STATEMENT OF CHANGE OF REGISTERED OFFICE  (15 Pa.C.S.)

                    X    Domestic Business Corporation  (ss 1507)
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   2072587        -----  Foreign Business Corporation   (ss 4144)
---------------   -----  Domestic Nonprofit Corporation (ss 5507)
                  -----  Foreign Nonprofit Corporation  (ss 6144)
                  -----  Domestic Limited Partnership   (ss 8506)


-------------------------------------         DOCUMENT WILL BE RETURNED TO THE
Name                                          NAME AND ADDRESS YOU ENTER TO
CHRISTOPHER WISNIEWSKI, ESQUIRE               THE LEFT.
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Address                                 <---------
2005 MARKET STREET, SUITE 2340
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City          State     Zip Code
PHILADELPHIA   PA         19103
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Fee: $52                        ------------------------------------------------
...........                      Filed in the Department of State on
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                                          Secretary of the Commonwealth

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     In compliance with the requirements of the applicable  provisions (relating to articles of amendment), the undersigned, desiring to amend its articles, hereby states that:

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1. The Name of the corporation is:

USA TECHNOLOGIES, INC.
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2.   The (a) address of its initial  registered  office in this  Commonwealth or
     (b) name of its commercial registered office provider and the county of venue is:

(a) Number and Street         City     State     Zip      County
200 PLANT AVENUE              WAYNE     PA       19087    DELAWARE
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(b) Name of Commercial Registered Office Provider         County
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c/o
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3.   COMPLETE PART (a) OR (b):

(a) The address to which the registered office of the corporation or limited partnership in this Commonwealth is to be changed is:

     100 DEERFIELD LANE, SUITE 140 MALVERN PA 19355 CHESTER
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     Number and Street   City       State      Zip   County

(b) The registered office of the corporation or limited partnership shall be provided by:

c/o:
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Name of Commercial Registered Office Provider                  County

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4.   STRIKE OUT IF A LIMITED PARNTERSHIP:

     Such change was authorized by the Board of Directors of the corporation.

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                                  IN TESTIMONY WHEREOF, the undersigned
                                  has caused this Application for
                                  Registration to be signed by a duly
                                  authorized officer thereof this

                                    1st   day   of    July  2003
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                                            USA TECHNOLOGIES, INC.
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                                    Name of Corporation Limited Partnership

                                      /s/ George R. Jensen
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                                      George R. Jensen, Signature

                                      Chairman and Chief Executive Officer
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                                                   Title